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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):
                                November 30, 2000

Commission       Exact name of registrants as specified        I.R.S. Employer
File Number          in their charters, state of           Identification Number
                 incorporation, address of principal
                   executive offices, and telephone
                               number


 1-15929                      Progress Energy, Inc.                56-2155481
                          410 South Wilmington Street
                      Raleigh, North Carolina 27601-1748
                           Telephone: (919) 546-6111
                    State of Incorporation: North Carolina

The address of the registrant has not changed since the last report.

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ITEM 5.  OTHER EVENTS

The purpose of this Form 8-K is to update certain pro forma financial information previously filed by Progress Energy in connection with its acquisition of Florida Progress Corporation on November 30, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Financial Statements of Business Acquired:

None.

        (b)   Pro Forma Financial Information:

The Unaudited Pro Forma Combined Condensed Statement of Income for the Year Ended December 31, 2000 (the "Pro Forma Financial Statement"), which is an Exhibit to this filing, illustrates the pro forma effects of the share exchange between Progress Energy and Florida Progress accounted for as a purchase business combination. The Pro Forma Financial Statement has been prepared as if the share exchange had been consummated on January 1, 2000, using purchase accounting adjustments that were calculated based on the preliminary purchase price allocation as of the date of this filing.

A final determination of required purchase accounting adjustments has not been completed; accordingly, the purchase accounting adjustments made in the development of the Pro Forma Financial Statement are preliminary and have been made solely for purposes of developing the pro forma information. The unaudited pro forma financial information is presented for illustration purposes only in accordance with the assumptions set forth therein; is not necessarily indicative of the operating results that would have occurred based on the share exchange having occurred as of the dates indicated; nor is it necessarily indicative of future operating results of the combined enterprise.

The Pro Forma Financial Statement does not contain adjustments to reflect cost savings or other benefits anticipated as a result of the share exchange and integration of the companies, nor does it contain anticipated integration costs.

For additional information, the Pro Forma Financial Statement may be read in conjunction with the following:

1. Progress Energy, Inc.'s financial statements for the year ended December 31, 2000 included in its Form 10-K, filed with the Securities and Exchange Commission (SEC) on March 28, 2001; Form 10-Q, filed with the SEC on May 15, 2001; and Form 10-Q, filed with the SEC on August 10, 2001.

2. Florida Progress Corporation's financial statements for the year ended December 31, 2000 included in its Form 10-K, filed with the SEC on March 28, 2001; Form 10-Q, filed with the SEC on May 15, 2001; and Form 10-Q, filed with the SEC on August 10, 2001.


        (c)   Exhibits:

         99 Progress Energy, Inc. Unaudited Pro Forma Combined Condensed Statement of Income and related footnotes, for the year ended December 31, 2000. (filed herewith)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                           PROGRESS ENERGY, INC.
                                                                      Registrant

                                               By: /s/ Peter M. Scott III
                                                  ------------------------------
                                                              Peter M. Scott III
                                                    Executive Vice President and
                                                         Chief Financial Officer


                                               By: /s/ Robert H. Bazemore, Jr.
                                                  ------------------------------
                                                         Robert H. Bazemore, Jr.
                                                  Vice President and Controller
                                                     (Chief Accounting Officer)


Date: October 23, 2001

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                                INDEX TO EXHIBITS

Exhibit Number     Description of Exhibit
--------------     ----------------------

    99 Progress Energy, Inc. Unaudited Pro Forma Combined Condensed Statement of Income and related footnotes, for the year ended December 31, 2000.